UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2011
Weatherford International Ltd.
(Exact name of registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation)	001-34258 Commission File Number	98-0606750 (I.R.S. Employer Identification Number)

4-6 Rue Jean-François Bartholoni
1204 Geneva
Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +41-22-816-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective March 18, 2011, Mr. Doug Mills has been appointed as our interim principal accounting officer. We are conducting an executive search for permanent candidates for this position, who will be considered along with internal candidates.
Mr. Mills, age 36, has served in various positions in Weatherford’s accounting group for eight years, the past five years as Region Controller for Europe, Sub Sahara Africa and the FSU.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
By:	/s/ JOSEPH C. HENRY
	Name:	Joseph C. Henry
	Title:	Vice President and Co-General Counsel

March 24, 2011